UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 5, 2016

ALLIED HEALTHCARE PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19266	25-1370721
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1720 Sublette Avenue, St. Louis, Missouri (Address of principal executive offices)	63110 (Zip Code)

Registrant’s telephone number, including area code
(314) 771-2400

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03  Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 hereof is incorporated by reference into this Item 3.03.

Item 5.03  Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

On December 5, 2016, Allied Healthcare Products, Inc. (the “Company”) filed a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to effect a one-for-two reverse stock split of the Company’s Common Stock (the “Reverse Stock Split”). The Reverse Stock Split will be effective on the Nasdaq Stock Exchange on December 7, 2016. As previously disclosed, the Company’s shareholders approved the Reverse Stock Split on November 10, 2016.

As a result of the Reverse Stock Split, each two shares of issued and outstanding Common Stock of the Company will be automatically converted into one share of Common Stock, respectively, without any change in the par value per share. No fractional shares will be issued as a result of the Reverse Stock Split. Any shareholders who otherwise would be entitled to a fractional share will receive, in lieu thereof, a cash payment (without interest) in an amount equal to the fraction to which the shareholder would otherwise be entitled.

Trading in the Company’s Common Stock will continue on the Nasdaq Stock Exchange on a post-split basis under the unchanged symbol “AHPI.” The Common Stock will have a new CUSIP number: 019222 207.

The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01  Other Events.

As previously disclosed, on February 26, 2016, the Nasdaq Stock Market (“Nasdaq”) notified the Company that its common stock failed to maintain a minimum bid price of $1.00 over the previous 30 consecutive business days as required by Nasdaq Listing Rule 5550(a)(2). On November 11, 2016, Nasdaq notified the Company that the closing bid price of its common stock had remained equal to or greater than $1.00 per share for sixteen consecutive business days and, accordingly, the Company had regained compliance with Listing Rule 5550(a)(2) and this matter is now closed.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

Exhibit 3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Allied Healthcare Products, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIED HEALTHCARE PRODUCTS, INC.

By:

Date: December 6, 2016	/s/ Daniel C. Dunn
Daniel C. Dunn
Chief Financial Officer